Exhibit 99.1

Susquehanna Bancshares, Inc. Lititz, Pennsylvania William J. Reuter – Chairman and CEO Drew K. Hostetter – Chief Financial Officer Michael M. Quick – Chief Corporate Credit Officer

Forward-Looking Statements
Forward-Looking Statements
During the course of this presentation, we may make projections and other forward-looking statements regarding events or the future financial performance of Susquehanna, including the impact of the acquisition of Abington
Bancorp and the planned acquisition of Tower Bancorp, as well as projected capital ratios, efficiency ratios, net income and earnings.  We wish to caution you that these forward-looking statements may differ materially from actual results due to a number of risks and uncertainties.  For a more detailed description of the factors that may affect Susquehanna’s operating results, we refer you to our filings with the Securities & Exchange Commission, including our quarterly report on Form 10-Q for the quarter ended June 30, 2011, and our annual report on Form 10-K for the year ended December 31, 2010.
Susquehanna assumes no obligation to update the forward-looking statements made during this presentation.
For more information, please visit our Web site at:
www.susquehanna.net

Geography
Susquehanna Profile
Susquehanna Profile
Overview
Size
Headquartered in Lititz, PA
Offers tailored products and services through its community bank, trust and investment company, asset management, P&C insurance brokerage, and leasing companies
240 branches in PA, NJ, MD, WV
$15.5 billion in assets
$10.3 billion in deposits
$6.1 billion in assets under management & administration
Shareholder
base
156.8 million shares outstanding
31,900 shareholders (record and street)
77% institutional holders

CAGR = 12.17%
$4,176
$4,805
$4,793
$5,089
$5,546
$5,953
$7,475
$7,466
$8,225
$13,078
$13,683
$13,689
$13,954
$18,062
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011 pro forma 1

November
2008
Received
$300mm
TARP
preferred
equity
April 2002
Announced
acquisition
of Addis
Group
(Deal
value:
$17mm)
April 1998
Announced
acquisition
of Cardinal
Bancorp
(Deal
value:
$49mm)
April 1998
Announced
acquisition
of First
Capitol
Bank
(Deal
value:
$27mm)
Susquehanna has built a strong
franchise over time
Susquehanna has built a strong
franchise over time
Assets ($ millions)
1998 2000 2001
November
1999
Announced
acquisition
of Hann
Finl. Corp.
(Deal value:
$42mm)
December
1999
Announced
acquisition
of Valley
Forge Asset
Mgmt
(Deal value:
$19mm)
2002 2004
December
2003
Announced
acquisition
of Patriot
Bank
(Deal value:
$210mm)
2006 2003
November
2005
Announced
acquisition
of Minotola
Bank
(Deal value
$166mm)
2005 2007
April 2007
Announced
acquisition
of
Community
Banks
(Deal value
$852mm)
December
2007
Announced
acquisition
of Stratton
Holding
Company
2008 2009 2010 2011
January
2011
Announced
acquisition
of Abington
Bancorp
(Deal value:
$268mm)
June 2011
Announced
acquisition
of Tower
Bancorp
(Deal value:
$345mm)
1999
Source: Company filings, FactSet, SNL Financial
¹ As of September 30, 2011; Pro forma for Abington and Tower acquisitions

March 2010
Raised
$345mm in
common
equity and
$50mm of
Trust
preferred
securities
April 2010
Repaid
$200mm
TARP
December
2010
Repaid the
remaining
$100mm
TARP

Loan growth (%)	
Year	CAGR 1998-2011
Organic	6.1%
Total	12.2%

Organic loans
Acquired loans
$2,847
$2,767
$80
$3,470
$3,314
$156
$3,434
$3,278
$156
$3,520
$3,364
$156
$3,831
$3,675
$156
$4,264
$4,108
$156
$5,253
$4,463
$5,219
$4,433
$5,561
$1,280
$4,281
$8,752
$3,839
$4,913
$9,654
$3,839
$5,815
$9,827
$3,839
$5,988
$9,633
$3,839
$5,794
$12,395
$6,531
$5,864
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011¹

Deposit growth (%)	
Year	CAGR 1998-2011
Organic	4.8%
Total	11.3%

Organic deposits
Acquired deposits
$3,217
$3,103
$114
$3,181
$2,983
$198
$3,249
$3,051
$198
$3,484
$3,286
$198
$3,831
$3,633
$198
$4,134
$3,936
$198
$5,131
$4,292
$5,309
$839
$4,470
$5,878
$1,378
$4,500
$8,945
$3,907
$5,038
$9,066
$3,907
$5,159
$8,974
$3,907
$5,067
$9,191
$3,907
$5,284
$12,593
$6,941
$5,652
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011¹

Source: Company filings, FactSet, SNL Financial

Strong organic growth supported by acquisitions Strong organic growth supported by acquisitions Loan growth ($mm) Deposit growth ($mm) 3

Improved Market Position in Focus
Markets
Improved Market Position in Focus
Markets
Sorted by 2011 market rank

MSA 2005 2011 % Change 2005 2011 Change
Current Rank 1-3
Sunbury, PA 18.7% 21.7% 3.0% 1 1 Flat
Hagerstown-Martinsburg, MD-WV 19.0% 30.2% 11.2% 1 1 Flat
Lancaster, PA 12.9% 25.1% 12.2% 3 1 + 2
Chambersburg, PA 13.4% 28.6% 15.2% 5 1 + 4
Cumberland, MD-WV 24.8% 44.0% 19.2% 2 1 + 1
Williamsport, PA 14.2% 13.1% -1.1% 3 3 Flat
York-Hanover, PA 3.5% 12.7% 9.2% 11 3 + 8
Gettysburg, PA 0.0% 10.3% 10.3% N/A 3 N/A
Vineland-Millville-Bridgeton, NJ 0.0% 13.6% 13.6% N/A 3 N/A
Current Rank 4-8
Selinsgrove, PA 8.4% 11.1% 2.7% 5 4 + 1
Pottsville, PA 0.0% 10.6% 10.6% N/A 4 N/A
Harrisburg-Carlisle, PA 0.0% 8.3% 8.3% N/A 5 N/A
Baltimore-Towson, MD 2.0% 1.8% -0.3% 9 7 + 2
Lewisburg, PA 2.5% 2.2% -0.3% 7 7 Flat
Atlantic City-Hammonton, NJ 0.0% 5.1% 5.1% N/A 8 N/A
Philadelphia-Camden-Wilmington, PA-NJ-DE-MD 0.4% 2.2% 1.8% 24 8 + 16
Reading, PA 2.9% 3.9% 1.0% 9 8 + 1
Source: SNL Financial
MSA Rank by Market Share Market Share

Susquehanna demographics
SUSQ
TOBC
Pennsylvania
2.3%
4.3%
0.5%
Projected population change 2010-2015
13.2%
14.3%
13.3%
Projected HH income change 2010-2015
$58.6
$66.6
$52.7
Median HH income 2010 ($000)
PA
NJ
DE
WV
DC
Lycoming
Luzerne
Union
Northumber-land
Centre
Snyder
Schuylkill
Lehigh
Berks
Bucks
Adds Group
Montgomery
Stratton Mgmt.
Dauphin
Lebanon
Cumberland
Bedford
Fulton
York
Chester
Philadelphia
Adams
Franklin
Lancaster
Delaware
Burlington
Camden
Valley Forge
Garrett
Allegany
Washington
Carroll
Harford
Graystone Asset Mgmt.
Gloucester
Berkeley
Baltimore
Atlantic
Howard
Cumberland
Anne Arundel
Susquehanna (220 branches)
Tower (49 branches)
Abington (20 branches)

Continues Susquehanna’s expansion
into attractive markets
Continues Susquehanna’s expansion
into attractive markets

Susquehanna pro forma¹ branch map
Source: SNL Financial
Note: Shaded counties indicate those in which Susquehanna holds a top 3 market position
¹ Susquehanna pro forma includes Tower and Abington

Few independent players of scale
Few independent players of scale

Deposit market share in Pennsylvania Independent bank deposit market share in PA, MD, NJ
Source: SNL Financial
Note: Regulatory branch and deposit data as of June 30, 2011; banks and thrifts with PA/MD/NJ deposits > 90% total deposits
¹ Susquehanna has 3 additional branches in West Virginia
Rank Company Deposits % of Total DepositsBranches
1 Susquehanna (Proforma w/Tower) $12.3 99%
2881
1 Fulton Financial Corp. 11.6 94% 252
2 Susquehanna Bancshares Inc. 10.2 99%
2391
3 Valley National Bancorp 8.1 83% 173
4 F.N.B. Corp. 7.1 96% 236
5 Investors Bancorp Inc. (MHC) 6.8 98% 78
6 National Penn Bancshares Inc. 6.0 100% 129
7 Northwest Bancshares Inc. 5.3 88% 148
8 Provident Financial Services Inc. 5.0 100% 83
9 First Commonwealth Financial Corp. 4.6 100% 112
10 Beneficial Mutual Bancorp Inc. (MHC) 3.8 100% 60
11 S&T Bancorp Inc. 3.3 100% 50
12 Dollar Bank Federal Savings Bank 3.2 66% 36
13 Sun Bancorp Inc. 2.8 100% 63
14 Sandy Spring Bancorp Inc. 2.4 92% 37
15 Lakeland Bancorp Inc. 2.2 100% 48
16 Tower Bancorp Inc. 2.2 100% 49
17 Kearny Financial Corp. (MHC) 2.2 100% 41
18 Firstrust Savings Bank 1.9 100% 24
19 Metro Bancorp Inc. 1.9 100% 33
Total PA / MD / NJ
Rank Company Branches
Deposits
($MM)
Market
Share (%)
1 PNC Financial Services Group Inc. 509 $  62,259 20.7%
2 Wells Fargo & Co. 294 36,133 12.0%
3 Royal Bank of Scotland Group Plc 386 24,688 8.2%
4 Banco Santander SA 169 11,047 3.7%
5 Toronto-Dominion Bank 95 10,981 3.7%
6 Bank of New York Mellon Corp. 6 9,317 3.1%
7 Susquehanna Bancshares Inc. (Proforma w/Tower) 214 8,908 3.0%
7 M&T Bank Corp. 205 8,468 2.8%
8 Bank of America Corp. 99 8,253 2.8%
9 Fulton Financial Corp. 135 7,259 2.4%
10 F.N.B. Corp. 237 7,110 2.4%
11 Susquehanna Bancshares Inc. 167 6,821 2.3%
12 First Niagara Financial Group Inc. 136 6,450 2.2%
13 National Penn Bancshares Inc. 128 5,991 2.0%
14 Northwest Bancshares Inc. 143 4,997 1.7%
15 First Commonwealth Financial Corp. 112 4,556 1.5%
16 S&T Bancorp Inc. 50 3,365 1.1%
17 Dollar Bank Federal Savings Bank 36 3,204 1.1%
18 Huntington Bancshares Inc. 62 2,905 1.0%
19 Beneficial Mutual Bancorp Inc. (MHC) 35 2,237 0.7%
20 Tower Bancorp Inc. 47 2,087 0.7%

Third Quarter Financial Highlights
Third Quarter Financial Highlights
Significant Improvement in Credit Quality
NCO/Average Loans = 0.96%, 1
st
time below 1.00% since economic downturn
NPA/Loans & OREO = 1.95%, 1
st
time below 2.00% since economic downturn
Negative NPA Generation of $6M, 1
st
time negative since economic downturn
Loan portfolio contraction halted, as net loans & leases grew 1% from prior quarter
Core deposits increased 5.6% from prior quarter and 9.0% from prior year
Strong capital position that meets fully-phased-in requirements of Basel III

Quarterly Loan Originations
Quarterly Loan Originations

Average Balance
($ in Millions) Balance Originations Balance Originations Balance Originations Balance Originations Balance Originations
Commercial 1,632 91 1,609 106 1,558 63 1,549 120 1,531 154
Real Estate - Const & Land 848 53 818 56 805 53 750 49 728 63
Real Estate - 1-4 Family Res 1,526 13 1,470 21 1,428 34 1,410 38 1,413 55
Real Estate - Commercial 3,342 57 3,280 81 3,262 84 3,286 146 3,264 108
Real Estate - HELOC 646 83 714 103 760 60 802 66 842 68
Tax-Free 253 17 245 10 292 58 305 12 317 7
Consumer Loans 565 35 589 31 612 33 646 44 685 45
VIE 227 - 219 - 214 - 206 - 201 -
Total 9,039 $ 349 $          8,944 $ 408 $          8,931 $ 385 $          8,954 $ 475 $          8,981 $ 500 $
3Q10 4Q10 1Q11 2Q11 3Q11

Nonaccruals
250
225
200
175
150
$227
$197
$213
$191
$160
3Q10
4Q10
1Q11
2Q11
3Q11

TDRs
150
125
100
75
50
$119
$115
$78
$62
$62
3Q10
4Q10
1Q11
2Q11
3Q11

$246
$19
$227
2.53%
$215
$18
$197
2.23%
$240
$27
$213
2.49%
$219
$28
$191
2.26%
$190
$30
$160
1.95%
3Q10
4Q10
1Q11
2Q11
3Q11
Nonaccruals
OREO
Total NPAs/Total Loans & OREO

Asset Quality
($ in Millions)
Asset Quality
($ in Millions)

($ in millions)
3Q10 4Q10 1Q11 2Q11 3Q11
NPL's Beginning of Period
237.4 $        227.4 $        196.9 $        212.9 $        190.7 $
- New NonAccruals
37.3 $          43.6 $          61.2 $          23.4 $          20.4 $
- Cure/Exits/Other
(23.0) $         (36.3) $         (4.7) $           (13.5) $         (28.8) $
- Gross Charge-Offs
(17.7) $         (25.9) $         (27.4) $         (21.7) $         (14.8) $
- Transfer to OREO
(6.5) $           (11.9) $         (13.0) $         (10.4) $         (7.5) $
NPL's End of Period
227.4 $        196.9 $        212.9 $        190.7 $        160.1 $

OAEM
340
330
320
310
300
290
280
270
260
250
$309
$331
$333
$297
$278
3Q10
4Q10
1Q11
2Q11
3Q11

Substandard
600
580
560
540
520
500
480
460
440
420
400
$557
$523
$529
$482
$436
3Q10
4Q10
1Q11
2Q11
3Q11

Past Due 30-89 days
90
80
70
60
50
40
30
$69
$85
$86
$44
$39
3Q10
4Q10
1Q11
2Q11
3Q11

Past due 90 days or more
25
20
15
10
5
$18
$21
$10
$18
$13
3Q10
4Q10
1Q11
2Q11
3Q11

10

Asset Quality ($ in Millions) Asset Quality ($ in Millions)

Net Charge-offs to Average Loans

1.55%
1.45%
1.35%
1.25%
1.15%
1.05%
0.95%
0.85%
0.75%
1.42%
1.43%
1.42%
1.32%
0.96%
3Q10
4Q10
1Q11
2Q11
3Q11

Years of Net Charge-offs covered by Reserves

2.2
2.0
1.8
1.6
1.4
1.2
1.0
1.4
1.4
1.4
1.5
2.0
3Q10
4Q10
1Q11
2Q11
3Q11

Coverage Ratio

125%
120%
115%
110%
105%
100%
95%
90%
85%
80%
75%
84%
97%
91%
99%
119%
3Q10
4Q10
1Q11
2Q11
3Q11

Allowance to Total Loans

2.40%
2.20%
2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
1.97%
1.96%
2.01%
1.99%
1.97%
3Q10
4Q10
1Q11
2Q11
3Q11

11

Asset Quality Asset Quality

Capital Ratios
Capital Ratios
Pro Forma
3/31/2012
At
9/30/2011
At
12/31/2010 Management Target
Tangible Common Equity 8.10% 7.74% 7.57% 7.50%
Tier 1 Common/RWA 10.20% 9.81% 9.58% 8.00%
Leverage 10.20% 10.39% 10.27% 6.00%
Tier 1 Risk-Based 12.60% 12.86% 12.65% 9.50%
Total Risk-Based 15.10% 14.93% 14.72% 11.50%
Capital at
3/31/2012
($ in millions)
Excess Over
Management Target
($ in millions)
Tangible Common Equity $1,375 $ 97
Tier 1 Common Equity 1,397 295
Leverage 1,730 710
Tier 1 Capital 1,730 422
Total Risk-Based Capital 2,079 495

$ in Millions
$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
64.19%
61.74%
62.85%
66.12%
65.12%
59.46%
3Q10
4Q10
1Q11
2Q11
3Q11
Qtr Avg 2013
Total Revenue
Total Noninterest Expense

Efficiency Ratio Efficiency Ratio Key Initiatives Abington Cost Saves of $8.0MM Tower Cost Saves of $30.0MM Susquehanna Cost Saves of $20.0MM 13 * Efficiency Ratio based on SNL Methodology

Net Income per Quarter
($000s)
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$5,980
$12,973
$9,761
$11,055
$14,960
$45,000
0.17%
0.37%
0.28%
0.32%
0.42%
1.00%
3Q10
4Q10
1Q11
2Q11
3Q11
Avg 2013 Estimate
ROA

Net Income Net Income 14

Earnings Drivers
Earnings Drivers

($000)
3Q10 4Q10 1Q11 2Q11 3Q11
Q Average
2013
Avg. interest-earning assets
$12,070,477 $12,084,056 $12,141,223 $12,171,868 $12,275,793 $17,272,600
Net interest margin (FTE)
3.58% 3.61% 3.63% 3.62% 3.58% 3.52%
Net interest income 105,411 106,573 105,023 106,086 106,839 146,575
Noninterest income 35,407 39,788 37,467 37,054 36,800 44,975
Total revenue 140,818 146,361 142,490 143,140 143,639 191,550
Noninterest expense 96,212 95,971 95,883 101,157 100,745 113,900
Pre-tax, pre-provision income
44,606 50,390 46,607 41,983 42,894 77,650
Provision for loan losses 40,000 35,000 35,000 28,000 25,000 12,000
Pre-tax income $4,606 $15,390 $11,607 $13,983 $17,894 $65,650

Investment Securities
Investment Securities
$ in millions
EOP Balance
QTR Yield
3Q10 4Q10 1Q11 2Q11 3Q11
Total Investment Securities $2,372 $2,418 $2,480 $2,624 $2,700
Duration (years) 3.5 4.2 4.2 3.9 3.6
Yield 3.64% 3.73% 3.73% 3.61% 3.32%
Unrealized Gain/(Loss) $36.7 ($19.9) ($7.9) $25.5 $42.0

Loan Mix & Yield
Loan Mix & Yield

$ in millions
Avg Bal QTR
INT % QTR
LOANS
Commercial 1,632 5.39% 1,609 5.33% 1,558 5.31% 1,549 5.10% 1,531 5.38%
Real Estate - Const & Land 848 4.71% 818 4.75% 805 4.62% 750 4.74% 728 4.74%
Real Estate - 1-4 Family Res 1,526 5.99% 1,470 5.99% 1,428 5.93% 1,410 5.89% 1,413 5.81%
Real Estate - Commercial 3,342 5.63% 3,280 5.67% 3,262 5.54% 3,286 5.51% 3,264 5.47%
Real Estate - HELOC 646 3.69% 714 3.68% 760 3.65% 802 3.61% 842 3.60%
Tax-Free 253 6.20% 245 5.74% 292 5.74% 305 5.62% 317 6.06%
Consumer Loans 565 6.31% 589 6.31% 612 6.19% 646 6.18% 685 5.61%
Commercial Leases 274 8.09% 275 8.15% 267 8.28% 276 8.11% 285 7.92%
Consumer Leases 408 5.40% 389 5.35% 386 5.36% 390 5.13% 380 4.90%
VIE 227 4.74% 219 4.71% 214 4.67% 206 4.62% 201 4.58%
Total Loans 9,721 5.53% 9,608 5.51% 9,584 5.43% 9,620 5.37% 9,646 5.34%
3Q10 4Q10 1Q11 2Q11 3Q11

Total CRE & Construction Loans

20%
15%
14%
9%
7%
6%
6%
6%
5%
4%
3%
3%
2%
Residential
Retail
Office
RE - Other
Service
Warehouse
Mixed Use
Land
Hotels - Motels
Commercial Construction
Multi-Family
Industrial/Manufacturing
Recreational

Collateral Type Distribution of CRE - 3Q11 Collateral Type Distribution of CRE - 3Q11 18

Deposit Mix & Cost by Product
Deposit Mix & Cost by Product

$ in millions
Avg Bal QTR
INT % QTR
Deposits
Demand 1,341 0.00% 1,380 0.00% 1,340 0.00% 1,382 0.00% 1,401 0.00%
Interest Bearing Demand 3,487 0.62% 3,638 0.62% 3,687 0.61% 3,653 0.58% 3,797 0.52%
Savings 770 0.15% 765 0.15% 780 0.15% 807 0.15% 797 0.14%
Certificates of Deposits 3,607 2.11% 3,470 2.00% 3,436 1.79% 3,501 1.62% 3,491 1.55%
Total Interest-Bearing Deposits 7,864 1.26% 7,873 1.18% 7,903 1.08% 7,961 0.99% 8,085 0.93%
Core Deposits/Total 60.8% 62.5% 62.8% 62.5% 63.2%
Loans(excluding VIE)/Deposits 103.1% 101.5% 101.4% 100.8% 99.6%
3Q10 4Q10 1Q11 2Q11 3Q11

Borrowing Mix & Cost
Borrowing Mix & Cost

$ in millions
Avg Bal QTR
INT % QTR
Borrowings
Short-Term Borrowings 590 0.38% 604 0.38% 748 0.33% 668 0.31% 632 0.32%
.
FHLB Advances 1117 3.99% 1105 3.19% 1100 3.09% 1116 2.91% 1,115 2.90%
Long Term Debt 719 5.09% 712 5.09% 701 5.24% 691 5.03% 679 4.78%
Total Borrowings 2,426 3.44% 2,421 3.05% 2,549 2.87% 2,475 2.80% 2,426 2.75%
Off Balance Sheet Swap Impact 525 0.17% 525 0.57% 525 0.54% 625 0.68% 675 0.76%
Total Borrowings Cost 2,426 3.61% 2,421 3.62% 2,549 3.41% 2,475 3.48% 2,426 3.51%
Avg Borrowings/Avg Total Assets 17.4% 17.3% 18.3% 17.6% 17.1%
3Q10 4Q10 1Q11 2Q11 3Q11

Strategic Objectives for 2011-2012
Strategic Objectives for 2011-2012
Continuing strong progress in improving credit quality
Completing acquisition and integration of Tower Bancorp
Growing loans, deposits and revenue
Increasing profitability and shareholder dividends

Appendix

Strategic Acquisition of Abington Bancorp

Transaction Highlights
Transaction Highlights
Strong Strategic
Rationale
Attractive Financial
Returns
Low Risk
Low-risk fill-in acquisition of an in-market community bank in Montgomery and Bucks counties
—
Adds 20 branches and $900mm of deposits; no branch overlap
Strengthens presence in attractive Montgomery and Delaware counties and provides entry into Bucks County
—
Top 10 market share in Montgomery County – 20
th
wealthiest in U.S.
—
3 counties rank among top 5 highest HHI in PA
Tremendous opportunity for deposit, loan and fee income growth
—
Wealth management and insurance subsidiaries (Valley Forge, Stratton, and
Addis) located in Montgomery County with strong customer contacts
—
Expand Susquehanna’s in-market mortgage origination capability
—
Potential for commercial loan growth
20% IRR
100bps accretive to Tier I common at close
Breakeven to 2012 EPS, without considering benefits of excess capital
Comprehensive due diligence process
In-market transaction with similar demographics
Proven track record of integrating acquisitions

Pro Forma Financial Impact
Pro Forma Financial Impact
Attractive financial returns:
20% IRR
60 bps accretive to TCE and 100bps to Tier I common
Breakeven accretion to SUSQ normalized EPS without considering any benefit from excess capital; 3%
accretive to SUSQ current 2012 median analyst estimate¹
Tangible book value dilution less than 2%
Strong pro forma capital position (approximately $95mm capital accretive):
Assumptions:
8.5% cumulative lifetime credit losses through the cycle (since 2008)
Cost savings of $8.1mm or 31%², phased in 50% in 2011 and 100% in 2012
One time pre-tax restructuring charge of $21mm

12/31/2010
Actual (%) Pro forma (%)
TCE/TA 7.6% 8.2%
Tier I common 9.6% 10.6%
Tier I 12.7% 13.5%
Note: Based on SUSQ and ABBC stock prices at announcement
¹ Susquehanna normalized analyst estimate of $0.80 and 2012 analyst estimate of $0.66
² Excluding stock based compensation expenses, core cost synergies are approximately 24% of non interest expenses

Pricing Metrics
Pricing Metrics
Based on Jan. 26, 2011
(Announcement date)
1 day
Deal price per share ($) $12.80
Implied premium (%) 10.3%
Price / 4Q net income (adjusted for excess capital)¹ 24.1x
Price / Tangible book value 1.2x
Price / Adjusted tangible book value² 1.3x
Core deposit premium³ 8.2%
Memo:
Susquehanna price per share ($) $9.70
Financial information as of December 31, 2010
¹4Q 2010 net income annualized; price and earnings adjusted for excess capital of $95mm; assumes 1% pre-tax earnings on excess capital
²Adjusted for credit marks of $31mm and loan loss reserve of $4mm
³ Core deposits of $680 excludes time deposits >$100mm

Strategic Acquisition of Tower Bancorp

Transaction highlights
Transaction highlights
Strong Strategic
Rationale
Superior Financial
Returns
Low Risk
Acquisition of an in-market, growth oriented community bank with favorable demographics in central and southeastern Pennsylvania with $2.2bn of deposits
Strengthens presence in attractive Chester County while building scale in Lancaster and
Harrisburg
—
Top 3 market share in Chester County – wealthiest in PA
Tremendous opportunity for deposit, loan and fee income growth
—
Attractive wealth management division, headquartered in Chester County with
$560mm AUM
—
Small business lending expertise
—
Complementary loan and deposit mix
Seasoned management team with a record of achieving growth
Deploys excess capital generated from Abington acquisition
Approximately 25% IRR
10% accretive to 2013 EPS
Tangible book value earn-back of ~5 years
Comprehensive due diligence process
In-market transaction
Proven track record of integrating acquisitions
Strong pro forma capital and balance sheet

Consideration: Fixed exchange ratio of 3.4696x (resulting in approximately 30.8 million shares issued based on assumed Tower outstanding shares)
Fixed cash amount of $88mm
75% stock and 25% cash¹
Implied transaction value:¹ $345mm
Implied price per share:¹ $28.69 / Premium to closing price: 41%
Board composition: Tower receives 3 seats on the pro forma 20 member Board of Directors
(including Abington transaction), and including 1 seat on the Executive
Committee
Due diligence: Completed
Management Andrew Samuel (Tower CEO) will become President and Chief Revenue
Officer of Susquehanna and will be appointed to the Susquehanna Board;
Jeffrey Renninger (Tower President & COO) and Janak Amin (CEO of
Graystone Tower Bank) to assume senior management positions at
Susquehanna Bank
Required approval: Regulatory approval required
Shareholder approval required for SUSQ and TOBC
Termination fee: $13.5mm (reflects 4% of transaction)
Anticipated closing: 1Q 2012
Transaction overview
Transaction overview
1 Based on Susquehanna stock price as of June 20, 2011; based on diluted shares of 12.0mm

Financial impact – cost saves
Financial impact – cost saves
($mm)
Cost savings of approximately 34% of Tower’s non-interest expense¹
Driven by consolidation of branch network of Susquehanna and Tower; approximately
25 branch closings anticipated between Susquehanna and Tower
History of deposit retention in prior acquisitions
Proven track record of delivery on cost savings
Compensation and benefits $20.1
Occupancy 3.8
Systems and technology 2.2
Professional fees 0.9
Marketing & other 3.1
Total cost saves (pre-tax) $30.0
One-time restructuring charge (pre-tax) $63.0

¹ Based on Tower’s core Q1 2011 non-interest expense annualized

Pricing metrics
Pricing metrics

Tower acquisition
Precedent transactions2
Deal price per share ($) $28.69
Implied premium 41% 24% - 57%
Price to 2012 EPS (IBES) 15.1x
Price to 2013 EPS (IBES) 12.8x
Price to tangible book value 1.5x 1.6x - 1.9x
Core deposit premium¹ 6% 9% - 14%
Memo:
Susquehanna price per share $8.34
Note: Financial information as of March 31, 2011; based on market data as of June 20, 2011
1 Core deposits of $1.9bn excludes time deposits of greater than $100k
2 Precedent transactions include First Niagara/NewAlliance, People's United/Danvers, Brookline/Bank of Rhode Island and Valley/State

3/31/2011
Pro forma
Current (%) Pro forma ABBC (%)² TOBC & ABBC (%)²
TCE / TA¹ 7.7% 8.4% 7.8%
Tier I common 9.7% 10.5% 9.7%
Tier I capital 12.8% 13.5% 12.3%
Pro-forma financial impact
Pro-forma financial impact
Superior financial returns:
IRR of approximately 25%
Immediately accretive to EPS; 10% accretive to 2013 EPS
Tangible book value earn-back in ~5 years
Strong pro-forma capital position:
Assumptions:
Cost savings of $30mm, phased in 75% in 2012 and 100% in 2013; no revenue synergies assumed
One time pre-tax costs of $63mm
Core deposit intangibles of $22mm, amortized over 10 years

¹ Includes deferred tax liabilities associated with intangibles
² Pro forma adjustments assuming SUSQ share price as of June 20, 2011

Summary
Summary

Expands Susquehanna’s footprint into highly attractive markets and increases scale in existing markets
Superior financial returns; significant synergy potential
Considerable opportunity for small business lending and fee income generation by delivering on Susquehanna’s full-service platform
Gain experienced, growth oriented management team with extensive in-market knowledge

Additional information about the
merger and where to find it
Additional information about the
merger and where to find it
In connection with the proposed merger, Susquehanna has filed a registration statement on Form S-4 with the
SEC on October 3, 2011, which contains a joint proxy statement/prospectus of Susquehanna and Tower.  The companies will file with the SEC other relevant materials in connection with the merger and have mailed the joint proxy statement/prospectus to their respective shareholders.  Investors and security holders of
Susquehanna and Tower are urged to read the proxy statement/prospectus and the other relevant materials because they contain important information about Tower, Susquehanna and the merger.
The joint proxy statement/prospectus and other relevant materials and any other documents filed by
Susquehanna or Tower with the SEC, may be obtained free of charge at the SEC’s Web site at http://www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Tower by contacting Brent Smith, Tower Bancorp, Inc., telephone: 717-724-4666 or from
Tower’s Web site at www.towerbancorp.com. Investors and security holders may obtain free copies of the documents filed with the SEC by Susquehanna by contacting Abram G. Koser, Susquehanna Bancshares, Inc.,
26 North Cedar Street, Lititz, PA 17543, telephone: 717-626-4721 or from Susquehanna’s web site at
www.susquehanna.net.
Susquehanna, Tower and their respective directors, executive officers and certain other members of management and employees may be deemed “participants” in the solicitation of proxies from shareholders of
Susquehanna and Tower in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of Susquehanna and Tower in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about the executive officers and directors of Susquehanna in its Annual
Report on Form 10-K for the year ended December 31, 2010 and in its definitive proxy statement filed with the
SEC on March 18, 2011. You can find information about Tower’s executive officers and directors in its Annual
Report on Form 10-K for the year ended December 31, 2010 and in its definitive proxy statement filed with the
SEC on April 8, 2011.